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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                   As independent public accountants, we hereby consent to the incorporation by reference of our report, dated January 26, 2001 (except with respect to the matter discussed in Note 14, as to which the date is March 30,
2001), included in this Form 10-K in the Company's previously filed Registration Statements on Form S-8 (Nos. 333-51282, 333-47580 and 333-38532).



/S/ ARTHUR ANDERSEN LLP
San Jose, California
March 30, 2001